SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event reported):
                                  May 15, 2001

                      THE FIRST NATIONAL BANK OF ATLANTA AS
                      TRANSFEROR AND SERVICER ON BEHALF OF
                     PARTNERS FIRST CREDIT CARD MASTER TRUST
             (Exact name of Registrant as specified in its charter)

                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                     (Issuer with respect to the securities)

    United States              33-95714                          22-2716130
      Deleware               333-29495-01                        22-2716130
   (State or other            (Commission                    (I.R.S. Employer
   Jurisdiction of           File Number)                    Identification No.)
   Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359

Item 5.  Other Events
           None.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
           See separate index to exhibits.

Exhibit No.           Document Description
----------           ----------------------
   20           Monthly Servicer's Certificate

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                                  (Registrant)

     Dated: May 16, 2001     By:  David L. Gaines
                              Title:  Comptroller

                     PARTNERS FIRST CREDIT CARD MASTER TRUST
                                 (Co-Registrant)

     Dated: May 16, 2001     By:  THE FIRST NATIONAL BANK OF ATLANTA
                                  (Transferor and Servicer of the Co-Registrant)

                             By:  David L. Gaines
                             Title:  Comptroller

                                INDEX TO EXHIBITS

       Exhibit
       Number         Exhibit
      --------        -------
         20           Monthly Servicer's Certificate